UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 16, 2004

SOVEREIGN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-16581	23-2453088

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1500 Market Street, Philadelphia, Pennsylvania		19102

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (215) 557-4630

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On December 16, 2004, Sovereign Bancorp, Inc. (the “Company”) issued a press release announcing that its Board of Directors has declared a regular quarterly cash dividend of  $0.03 per share on its common stock.  The dividend is payable on February 15, 2005 to the Company’s common stock shareholders of record on January 20, 2005. In addition, the Company also announced that a dividend payment of $0.546875 per share is payable on December 31, 2004 on Sovereign’s Preferred Securities issued by Sovereign Capital Trust III (NYSE:SOVPRA) to holders of record on December 30, 2004.

          The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits. The following exhibit is filed herewith:

          99.1 Press Release, dated December 16, 2004, of Sovereign Bancorp, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC.

Dated: December 16, 2004	/s/ MARK R. MCCOLLOM

Mark R. McCollom Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number

99.1 Press Release, dated December 16, 2004, of Sovereign Bancorp, Inc.